UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/20/2005

MONITRONICS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  333-110025

Texas	742719343
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

12801 Stemmons Freeway, Suite 821, Dallas, TX 75234
(Address of Principal Executive Offices, Including Zip Code)

(972) 243-7443
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

Monitronics International, Inc. (the "Company") issued a press release and hosted a conference call today to announce the Company's financial results for the three and nine months ended March 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1. The information included in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01.    Regulation FD Disclosure

The information disclosed above under Item 2.02 is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release date June 20, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MONITRONICS INTERNATIONAL, INC.

Date: June 20, 2005.	By:	/s/ Michael R. Meyers
Michael R. Meyers
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release